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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                     --------------------------------------
                                    FORM 8-K
                     --------------------------------------
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 1, 2007

                     --------------------------------------

                            TREE TOP INDUSTRIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

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                                     NEVADA
                     --------------------------------------
                 (State or other jurisdiction of incorporation)


             000-10210                                  83-0250943
----------------------------------------   -------------------------------------
     (Commission File Number)              (I.R.S. Employer Identification No.)


1041 N. FORMOSA AVENUE,
PICKFORD BUILDING, #199,
WEST HOLLYWOOD, CALIFORNIA                                90046
----------------------------------------   -------------------------------------
(Address of principal executive offices)                (Zip Code)


                                 (323) 850-2458
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              (Registrant's telephone number, including area code)


         511 AVENUE OF THE AMERICAS, SUITE 800, NEW YORK, NEW YORK 10011
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              (Former name, former address and former fiscal year,
                         if changed since last report)


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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

|_| Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e4(c))

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                                       -1-

SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

      ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      Effective November 1, 2007, Tree Top Industries, Inc., a Nevada corporation (the "Company"), closed its Agreement and Plan of Reorganization (the "Agreement and Plan of Reorganization") with Ludicrous, Inc., a Nevada corporation ("Ludicrous"), and the security holders of Ludicrous (collectively, the "Ludicrous Securityholders") pursuant to which the Company acquired all of the issued and outstanding capital stock of Ludicrous, and the Ludicrous Securityholders assumed control of the Company (the "Business Combination"). The Business Combination is described in greater detail in Item 2.01 of this Report on Form 8-K. A copy of the Agreement and Plan of Reorganization was filed as an exhibit to the Report on Form 8-K filed by the Company with the Securities and Exchange Commission dated October 19, 2007.

SECTION 2. FINANCIAL INFORMATION

      ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

GENERAL

      The Agreement and Plan of Reorganization by and between the Company, Ludicrous and the Ludicrous Securityholders closed effective November 1, 2007. Pursuant to the Business Combination, the Company is issuing directly to the Ludicrous Securityholders a total of 68,000,000 shares of its common stock, par value $0.001 (the "Shares"), in exchange for all of Ludicrous' issued and outstanding common stock. Upon the closing of the Business Combination, Ludicrous became a wholly owned subsidiary of the Company, and the Ludicrous Securityholders became shareholders of the common stock of the Company. The Company expects to continue to operate Ludicrous as a wholly-owned subsidiary after the Business Combination. The Company does not expect to change its name.

      Upon completion of the Business Combination, and including stock options and warrants to the extent that they are exercisable within 60 days, the Company expects to have a total of approximately 72,228,400 shares of its common stock outstanding. The outstanding shares will be owned approximately 4.6% by David Reichman, the Chairman of Ludicrous and the Chairman, Chief Executive Officer, and President of the Company, 31.8% by James Black, the Chief Technical Officer of Ludicrous, 1.4% by Mike Davis, the Chief Operating Officer of Ludicrous, 9.7% by Wendy Davis, 27.7% by L.G. Davis, and 11.1% by Justine Reichman. For purposes of the foregoing, beneficial ownership and percentage ownership are determined in accordance with the rules of the Securities and Exchange Commission and include voting or investment power with respect to Shares of common stock. Under these rules, shares of common stock issuable under stock options that are currently exercisable or exercisable within 60 days of November 1, 2007, are deemed outstanding for the purposes of computing the percentage ownership of the person holding the options but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

BUSINESS AND MANAGEMENT OF LUDICROUS, INC.

      Ludicrous, Inc. is a Nevada corporation formed on August 1, 2007 to engage in the installation and build-out of its network for commercialization of its proprietary technology for the telecommunications industry. The principals of Ludicrous spent a combined eleven years developing and designing NetThruster.com prior to Ludicrous being incorporated.

BACKGROUND

      Internet users are usually unaware of the considerable effort that is needed to deliver information or entertainment over the Internet. The process of data transmission is called "content delivery" and it is usually handled by the website where the information resides.

      This manner of sending entertainment directly from the provider to the end-user works well if the amount of information is relatively small (one to three minutes of low resolution video or audio) and demand for the content is infrequent. Under these circumstances the host website's own servers can service a reasonable number of end-users simultaneously. This manner of content delivery has served the Internet for a good number of years, however, the demand for broadband services has recently been increasing dramatically. For example, word-of-mouth about a new video clip can severely tax the transmission capability of the host website when demand exceeds the host's transmission capability. Even now the delivery of DVD quality motion pictures cannot be supported by most traditional server-based websites. A different strategy is needed to cope with sending huge amounts of information and reliably reconstituting that information at the receiving end. There are companies that specialize in transmission of high quality information in massive amounts such as Limelight Networks(R), which does so by utilizing a worldwide network of transmission nodes that split the information into several streams and reintegrate these streams at the end-user's destination.

      This third party solution to information transmission is estimated to be around $1 billion in yearly sales and research firms predict that figure will double every couple of years. By building upon its Net Thruster(R) technology, Ludicrous is developing the capability to rapidly and reliably send high quality content on demand to any Internet destination. In addition, the information can be safeguarded against theft through the use of Ludicrous' own network. The information can be transmitted and received in a manner that prohibits copying and understanding by anyone other than the targeted recipient. As a result, when the content is entertainment, there is a built-in safeguard against pirating the information.

NETTHRUSTER.COM TECHNOLOGY

      Ludicrous has developed the NetThruster.com(R)tm content delivery network. NetThruster.com is the newest content delivery network for Internet distribution of video, music, games and downloads. NetThruster.com's advanced content delivery network provides media companies with high-performance, cost-effective delivery of high bandwidth media and software via the Internet. NetThruster.com has created a scalable system for distributed high-bandwidth media delivery to large audiences. Management believes that Ludicrous' delivery solutions are uniquely tailored to the specific needs of those doing distributed on-demand and live delivery of video, music, games and downloads.

      Built from day one as a media delivery platform, NetThruster.com distributes massive amounts of numerous forms of digital video, including live streaming user-generated content proliferating on popular video sharing sites to virtually any Internet-connected device with a screen. NetThruster.com content delivery provides HTTP/Web distribution of all digital media formats. Digital media files such as video, music, graphics, and software are delivered with full fidelity (no packet loss) from NetThruster.com's content delivery location at One Wilshire in Los Angeles, California, directly to the end user's IP-connected computer or device.

      NetThruster.com Streaming Media provides on-demand and/or live streaming to customers worldwide for all major formats including Windows Media, Flash Video, QuickTime, Real and MP3 audio. Eager audiences embracing the "digital lifestyle" are requesting greater and greater volumes of content every day. To meet the high expectations of these enthusiastic users, NetThruster.com content delivery enables content providers to make their entire asset libraries available for 24x7 global distribution to broadband and mobile audiences. This frees content providers to focus on giving their audiences what they want, without concern for their delivery infrastructure.

MANAGEMENT

      TRISHA WOODS, President and Acting Chief Financial Officer, age 27, has been the President, Acting Chief Financial Officer, and a director of Ludicrous since its inception in August 2007. Ms. Woods is a data center specialist and streaming video engineer. She also contributed to the development of Linux, Windows and ASP. From 2004 to 2006, prior to joining Ludicrous Ms. Woods was a network specialist for TV Bidder Software.

      MIKE DAVIS, age 61, has been the Chief Operating Officer of Ludicrous since its inception in August 2007. From 1978 to present, Mr. Davis was a consultant with NASA, aerospace companies, and several government agencies. He has designed computer software systems that run naval vessels, military aircraft and NASA satellites. He has experience in computer communication and telemetry systems and real-time programming as well as systems architecture and design.

      JAMES BLACK, age 35, has been the Chief Technical Officer of Ludicrous since its inception in August 2007. Mr. Black is the director of the technical sector of Ludicrous. He developed Ludicrous' Internet hardware platform. He has a wide range of hardware design and development in computer networks and he is experienced in advanced Internet networking and Internet operations center construction and maintenance. He also has experience in fiber optic network installation and he has developed and implemented an Internet relay station. Mr. Black was also a contributor to the development of the Microsoft Windows operating system as well as the Microsoft Office program suite. He has also contributed to the development of both Linux and Pearl. From 1990 to 1999, prior to joining Ludicrous Mr. Black was the computer science engineer of PRINE (Program Reactor Interfacing Network Engine) and From 1999 to 2007 he was the Development Officer of Movie Star Web.

      JEFF FROST, age 22, has been the Secretary and a director of Ludicrous since its inception in August 2007. Mr. Frost is currently working on Ludicrous' Internet hardware platform. He has experience in computer networks, Internet networks, and server construction and maintenance. He has a background in computer graphics and computer audio systems with a specialty in integrating sound into computer programs. He also contributed to the development of the Microsoft XBOX and Sony Playstation gaming environments. From 2002 to 2005, prior to joining Ludicrous Mr. Frost was the Graphic Engineer of Movie Star Web.

      DAVID REICHMAN, age 63, has been the Chairman of the Board of Directors of Ludicrous since its inception in August 2007 and the Chairman of the Board of Directors, Chief Executive Officer, and President of the Company since 2003. In 1975, Mr. Reichman, Manager-Budget & Cost, left American Express Company, for whom he had worked for five years, to form his own private consulting practice specializing in tax representation and business management.


FINANCIAL INFORMATION FOR LUDICROUS

      The audited balance sheet for Ludicrous as of and for the two month period from inception through September 30, 2007 are included in Section 9(a) of this Report.


AMENDED AND RESTATED ARTICLES OF INCORPORATION

      The Company plans to amend its Articles of Incorporation to, among other things, increase the authorized number of shares of common stock to 350,000,000 and to authorize 50,000 shares of preferred stock, as will be more fully described in the Information Statement on Schedule 14C, which the Company plans to file in November 2007. At a later date, the Company may also amend and restate its corporate Bylaws.

SECTION 3. SECURITIES AND TRADING MARKETS

      ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

      See the  description of the Agreement and Plan of  Reorganization  in Item
2.01 of this Report. In addition, for valuable services performed for the Company, the following individuals who are the directors of the Company were issued the following number of shares of the Company's common stock: David Reichman, 2,560,000 shares, Michael Valle, 10,000 shares, Don Gilbert, 10,000 shares and Frank Benintendo, 10,000 shares.

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

      ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      On November 5, 2007, the Company entered into an Employment Agreement with its Chief Executive Officer and President, David Reichman, effective October 1, 2007 (the "Agreement"). The Agreement has a term of two years, commencing October 1, 2007 and expiring on September 30, 2009. Mr. Reichman's annual salary is $250,000 and he has an automobile allowance of $2,500 per month. In connection with the Agreement, Mr. Reichman was granted 1,200,000 options to purchase 1,200,000 shares of the Company's common stock, vesting 1/24 on October 1, 2007 and 1/24 on the first day of each subsequent month over a 23 month period. The exercise price is $0.55 per share and the exercise period is five years from the date of grant. The stock options were granted under the Company's 2007 Omnibus Stock and Incentive Plan (the "Plan") adopted by the Company's Board of Directors on September 24, 2007, and subject to shareholder ratification. The Plan authorizes the issuance of stock options or other equity incentives covering the issuance of up to 6,000,000 shares of the Company's common stock.

      A copy of the Employment Agreement is attached to this Report as Exhibit 99.2.

      The terms of the Company's 2007 Omnibus Stock and Incentive Plan will be more fully described in the Information Statement on Schedule 14C, which the Company plans to file in November 2007. A copy of the 2007 Omnibus Stock and Incentive Plan is attached to this Report as Exhibit 99.3.

      ITEM 5.06 CHANGE IN SHELL COMPANY STATUS.

      See Item 2.01 of this Report.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

      (a)   Financial Statements of Business Acquired

            Audited Balance Sheet of Ludicrous, Inc. as of September 30, 2007.

      (b)   Pro Forma Financial Information

            None.

      (c)   Exhibits

              99.1      Agreement and Plan of Reorganization.*

              99.2 Employment Agreement with David Reichman, dated as of October 1, 2007.

              99.3 Tree Top Industries, Inc. 2007 Omnibus Stock and Incentive Plan.

              * Incorporated by reference from the Report on Form 8-K filed with the Securities and Exchange Commission dated October 19, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                            TREE TOP INDUSTRIES, INC.
                         ------------------------------
                                  (Registrant)


Date: November 5, 2007


                        /s/ David Reichman, Chief Executive Officer
                        -------------------------------------------
                            David Reichman, Chief Executive Officer

To the Board of Directors
Ludicrous Inc.
1041 N. Formosa Ave.
Pickford Building, #199
West Hollywood, CA 90046



We have audited the accompanying interim balance sheet of Ludicrous, Inc. as of September 30, 2007 and the related statements of income and cash flows for the period beginning July 31, 2007 and ending September 30, 2007. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted accounting standards on the cash basis of accounting. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit holds a reasonable basis for our opinion.

In our opinion, the financial statements referred to above represent fairly, in all material respects the financial position of Ludicrous Inc. as of September 30, 2007, and the results of its operations and its cash flows for the interim period then ended in conformity with generally accepted accounting principles on the cash basis of accounting.


/s/Shirley A. Bailey, CPA
-------------------------
Shirley A. Bailey, CPA
Oct. 30, 2007

                                 Ludicrous, Inc.
                                  BALANCE SHEET
                            As of September 30, 2007

                                                 Sep 30, 07
                                                ------------
ASSETS
      Current Assets
          Checking/Savings
              Sterling                           477,409.54
                                                ------------
          Total Checking/Savings                 477,409.54
                                                ------------
      Total Current Assets                       477,409.54
      Fixed Assets
          Equipment
              Computers                            6,036.62
                                                ------------
          Total Equipment                          6,036.62
                                                ------------

      Total Fixed Assets                           6,036.62

      Other Assets
          Security Deposit                        12,424.00
                                                ------------
      Total Other Assets                          12,424.00
                                                ------------

TOTAL ASSETS                                     495,870.16
                                                ============
LIABILITIES & EQUITY
      Liabilities
          Current Liabilities
              Other Current Liabilities
                  Due to T. Woods                  1,695.77
                                                ------------
              Total Other Current Liabilities      1,695.77
                                                ------------

          Total Current Liabilities                1,695.77
                                                ------------

      Total Liabilities                            1,695.77

      Equity
          Paid in Capital                        500,000.00
          Net Income                              -5,825.61
                                                ------------
      Total Equity                               494,174.39
                                                ------------

TOTAL LIABILITIES & EQUITY                       495,870.16
                                                ============











                           Interim Audited Financials